AGA Financial Forum May 18 - 20, 2025 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce or increase power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation, tariffs, and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of generation and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve goals for carbon emission reductions; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Continuing best-in-class engagement, health and safety of our employees ✓ Received Gallup Exceptional Workplace Award for 13th consecutive year Addressing our customers’ most vital needs ✓ Progressing on our goal of reducing power outages by 30% and cutting outage time in half by 2029, significantly improving reliability for customers ✓ Nearly 60% improvement in customers time spent without power YTD 2025 vs. YTD 2024 following a nearly 70% improvement from 2023 to 2024 Supporting our communities ✓ Continuing focus on Michigan investments; invested nearly $1 billion with Detroit suppliers and $3.3 billion with Michigan businesses in 2024 Delivering premium shareholder returns ✓ 2025 operating EPS1 guidance midpoint provides 7% growth over 2024 original guidance midpoint; currently positioned to achieve high end of guidance in 2025 ✓ Long-term operating EPS growth rate target of 6% - 8% through 2029 from 2025 original guidance midpoint; RNG tax credits provide confidence we will reach the high end of our growth rate 2025 through 2027 and provide flexibility to exceed the high end and support future years ✓ Solid financial strength allows us to make the necessary investments for improved reliability and cleaner generation ✓ $30 billion 5-year capital investment plan supports future growth Highly engaged team committed to delivering best-in-class results for our stakeholders 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

4 Increased customer-focused utility investment, combined with a shift to more utility-like investments at DTE Vantage, provides higher quality 6% - 8% long-term operating EPS1 growth • Increased generation and reliability investment over the next 5 years drives $5 billion increase from prior plan — The overwhelming success of the voluntary renewables program combined with the 2023 Integrated Resource Plan (IRP) settlement and the Michigan Clean Energy legislation drives the need for increased generation investment — Additional grid investment required to improve customer reliability as supported by the recent MPSC electric distribution audit • Increased utility investment provided the flexibility to shift focus of DTE Vantage growth to more utility-like, long-term, fixed-fee contracted projects • Current plan provides higher quality 6% - 8% operating EPS growth with potential upside — Potential longer-term upside to plan from data center growth — RNG tax credits provide confidence we will reach the high end of our growth rate 2025 through 2027 and provide flexibility to exceed the high end and support future years 5-year investment plan (billions) 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 2024 - 2028 prior plan 2025 - 2029 current plan $25 $30 DTE Electric DTE Gas DTE Vantage Potential for upside to plan driven by data center growth 20% $1.5 - $2.0 $4 $24

Economic development fuels Michigan’s growth • Significant investment in Michigan, supporting thousands of jobs — General Motors investment to convert an assembly plant to produce full-size electric pickup trucks — Henry Ford Health, Detroit Pistons and Michigan State University investment in Detroit for hospital expansion, research facility and neighborhood redevelopment — Ilitch Organization and University of Michigan investment for an innovation campus — LG Energy Solution investment to expand battery manufacturing facility — Multiple data center opportunities which could provide additional growth • Positive economic indicators in Michigan 1Q 2025 vs. 1Q 2024 — Housing permits up nearly 10% in Southeast Michigan — Estimated real state GDP up 2.6% — Southeast Michigan’s payroll employment up 0.7% • Customer growth continues in DTE service territory — Residential and commercial customer count growth of ~0.5% 1Q 2025 vs. 1Q 2024 5

DTE Electric: executing on our customer-focused investment plan in reliability and cleaner generation

- Increasing efforts to improve reliability in 2025 following significant progress in 2024
  - Enhancing grid automation by installing 600 smart grid devices to greatly reduce outage duration
  - Upgrading existing infrastructure including 950 miles of pole top maintenance and 5,500 utility poles
  - Further advancement of infrastructure rebuild by accelerating the replacement of 4.8kV system
  - Continuing robust tree trimming program; planning to trim over 6,500 miles of trees in 2025
- Investments to improve reliability for our customers are working
  - Nearly 60% improvement in customers time spent without power YTD 2025 vs. YTD 2024 following a nearly 70% improvement from 2023 to 2024
  - On track with goal to reduce power outages by 30% and cut outage time in half by 2029
- Rate case filing supports our 5-year $10 billion grid reliability investment commitment while maintaining affordability
  - Requesting ~$1 billion of distribution spend to be included in the IRM by 2029



DTE Electric investment
(billions)
20%
$20
$7
$9
$4
2024 - 2028
prior plan
$24
$10
$10
$4
2025 - 2029
current plan
Cleaner generation
Distribution infrastructure
Base infrastructure



Top Tier Affordability
Total electric residential bill change % from 2021 to 2024[1]
2.4%
11.9%
17.9%
DTE Electric
Great Lakes average
National average

1. Source: Energy Information Administration (EIA). DTE Electric ending point is through 2025 and includes impact of 2025 rate order. Great Lakes and National average ending point is Nov 2023 – Oct 2024 average

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7 • Robust renewable energy development supported by strong land positions and positive community relationships — Reached settlement agreement for 2024 Renewable Energy Plan (REP) filing that supports IRP and voluntary renewables investments — 2,300 MW of renewable generation in service; 10 new solar projects coming online adding over 1,000 MW through 2026; adding ~800 MW (1,250 MW including PPAs) of renewables per year on average over the next 5 years — Clear line of sight on panels, land positions and permitting; safe harbored investment tax credits through 2027 • Data center opportunities provide potential upside to plan through additional investments in renewable energy, energy storage and new generation — Executed multiple non-binding agreements to serve significant data center load of ~2,100 MW — Ongoing discussions with multiple additional data center opportunities — Data center load ramp supported by up to ~1 GW of existing capacity and will also require new investment in the near-term; longer term investment opportunity will be supported by the 2026 IRP — Data center growth will help drive affordability headroom for existing customers Renewable investments support voluntary program and legislated clean energy plan with potential upside from data centers

DTE Gas: replacing aging infrastructure to ensure reliability and safety for our customers

- Continuing to improve customer service excellence and progress on main renewal
  - Ranked #1 in customer satisfaction for business natural gas service in the Midwest by J.D. Power[1]
  - Continued progress on main renewal program; renewed nearly 2,000 miles since program inception
- Long-term capital investment plan focused on infrastructure improvements including main renewal investments to minimize leaks and reduce costs for our customers
  - Significant investment to support main renewal recovered through Infrastructure Recovery Mechanism
  - Base infrastructure investments enhance distribution, transmission, compression and storage
  - Continued focus on safety and affordability for customers


DTE Gas investment
(billions)
$3.7
8%
$4.0
$2.1
$2.5
Base infrastructure
$1.6
$1.5
Gas renewal program
2024 - 2028 prior plan
2025 - 2029 current plan

1. J.D. Power 2024 Gas Utility Business Customer Satisfaction Study. Visit jdpower.com

DTE
8

DTE Vantage: shifting strategic focus to more utility-like projects supports consistent long-term earnings growth

- Progressing on project development
  - Continuing construction on the long-term, fixed-fee custom energy solutions project with Ford Motor Company; expecting commercial operation in 2026
  - Progressing on project to design, build, own, operate and maintain a 42 MW combined heat and power project serving a large industrial customer; expect construction to begin later this year
  - Strong development pipeline of projects to support continued growth
- Increased utility investment provides the flexibility to shift focus of DTE Vantage growth to more utility-like, long-term, fixed-fee contracted projects
  - Targeting ~$20 million of average annual base earnings growth from 2025 – 2029 excluding tax credits, consistent with historical development execution
  - RNG tax credits provide confidence we will reach the high end of our growth rate 2025 through 2027 and provide flexibility to exceed the high end and support future years
  - New projects coming on-line in 2026 and 2027, combined with a solid development pipeline, provide confidence we can achieve our DTE 6% - 8% operating EPS growth through 2029

DTE Vantage operating earnings[1]
(millions)



$125-$135
$150-$160
$170-$190
2024 Original guidance
2025 Guidance2
2029

$1.5 - $2.0 billion capital investment 2025 - 2029

1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings
2. Approximately $50 - $60 million of 45z RNG tax credits assumed in 2025 guidance

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2025 operating EPS1 guidance midpoint provides 7% growth over 2024 original guidance midpoint; positioned to achieve high end 10 (millions, except EPS) 2025 operating earnings DTE Electric $1,205 - $1,225 DTE Gas 310 - 320 DTE Vantage 150 - 160 Energy Trading 50 - 60 Corporate & Other (255) - (245) Positioned to achieve high end of operating EPS guidance in 2025 DTE operating earnings guidance $1,475 - $1,505 DTE operating EPS guidance $7.09 - $7.23 • Utility growth driven by customer-focused investment supporting building the grid of the future and cleaner energy transition • DTE Vantage guidance supported by new project development in the custom energy solutions space and production tax credit opportunities • Continued strength in contracted physical power and gas portfolios at Energy Trading 1. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings

Cash flow and capital expenditures guidance 11 1. Includes equity issued for employee benefit programs 2025 guidance DTE Electric Base infrastructure $765 Cleaner generation 1,450 Distribution infrastructure 1,520 $3,735 DTE Gas Base infrastructure $345 Gas renewal program 315 $660 Non-utility $375 - $575 Total $4,770 - $4,970 2025 guidance Cash from operations1 $3.3 Capital expenditures (4.9) Free cash flow ($1.6) Dividends (0.9) Other (0.3) Net cash ($2.8) Debt financing Issuances $4.1 Redemptions (1.3) Total debt financing $2.8 (millions) Cash flow Capital expenditures (billions)

Maintaining strong cash flows, balance sheet and credit profile 12 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Customer-focused capital investment plan is supported by consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2027; expect modest increases to equity issuances beginning in 2028 to support our significant capital investment plan • Effectively managing debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

13 Appendix

Weather impact on sales 14 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) 1Q 2024 1Q 2025 % Change Residential 3,661 3,648 (0.4%) Commercial 4,624 4,527 (2.1%) Industrial 2,541 2,477 (2.5%) Other 54 53 (1.9%) 10,880 10,705 (1.6%) 1Q 2024 1Q 2025 % Change Actuals - - 0% Normal - - 0% Deviation from normal 0% 0% 1. DTE Electric 2024 weather normalized data based on 2008 – 2022 weather and 2025 weather normalized data based on 2009 – 2023 weather 2. Refer to the appendix for information regarding the reconciliation of operating earnings (non-GAAP) to reported earnings 3. DTE Gas 2024 weather normalized data based on 2009 – 2023 weather and 2025 weather normalized data based on 2010 – 2024 weather Millions Per share 1Q 1Q 2024 ($33) ($0.16) 2025 $5 $0.02 Millions Per share 1Q 1Q 2024 ($25) ($0.12) 2025 $2 $0.01 1Q 2024 1Q 2025 % Change Actuals 2,743 3,213 17% Normal 3,236 3,153 (3%) Deviation from normal (15%) 2% 1Q 2025 sales up 1.5% after adjusting for Leap Year (1.1%) and Energy Optimization (2%)

Top tier affordability for our customers over the last 3 years 15 State comparison – electric residential bill change % from 2021 to 20241 DTE 2.4% Great Lakes average 11.9% U.S. average 17.9% 1st quartile 2nd quartile 3rd quartile 4th quartile Great Lake peer states 1. Source: Energy Information Administration (EIA). DTE Electric ending point is through 2025 and includes impact of 2025 rate order. Great Lakes and National average ending point is Nov 2023 – Oct 2024 average

Superior corporate citizenship and community involvement Environmental, social and governance (ESG) efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well-being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 16 Award-winning commitment to ESG priorities Gallup Exceptional Workplace Award 13 consecutive years 2024 Energy STAR Partner of the Year Award 2025 Best Employers Award for Excellence in Health and Well-being 1. Definition of net zero included in the appendix

2023 IRP settlement outlines accelerated path to cleaner energy 77% 31% 15% 17% 19% 20% 18% 12% 2% 24% 27% 34% 20% 3% 4% 6% 6% 6% 1% 22% 32% 42% 62% 2005 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) 17 1. Generation mix subject to change Transforming generation to cleaner energy • Adding over 15,000 MW of wind and solar by 2042 • Adding over 1,800 MW of energy storage by 2042 • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 Working toward emission reduction goals • Targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero by 2050

Energy policy drives Michigan’s clean energy future and supports our cleaner energy journey • Accelerates the pace of decarbonization and deployment of renewables − Renewable compliance standard of 50% by 2030 and 60% by 2035 − Clean energy standard of 80% by 2035 and 100% by 2040 − Allows MPSC to approve emerging low and zero carbon technologies, including carbon capture and sequestration − Sets 2,500 MW statewide energy storage target − Raises energy efficiency targets and increases incentives − Provides flexibility in meeting targets and off-ramps for resource adequacy, excessive cost and feasibility − Allows financial compensation mechanism on power purchase agreements for renewable energy and energy storage • Supportive of IRP plan and clean energy goals 18

Voluntary renewable programs empower customers to manage their carbon footprint 19 • Allows customers to attribute up to 100% of electricity use to renewable sources • Recognized by National Renewable Energy Laboratory as having one of the largest Green Tariff programs in the country • Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis DTE Electric MIGreenPower program DTE Gas Natural Gas Balance program • Affordable way to address up to 100% of carbon emissions from natural gas usage in heating, water heaters, cooking and other home uses without adjusting a customer’s energy use or making changes to their home • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Promotes sound forest management and protects the health and resilience of Michigan’s trees across ~25,000 acres in the Upper Peninsula • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests

$3.3b invested with Michigan businesses in 2024 $955m invested with Detroit suppliers in 2024 $1.0b invested with certified suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability- owned businesses in 2024 70+ supplier diversity awards earned since 2018 92,000 jobs created since 2010 Investing in Michigan businesses, creating thousands of jobs and supporting supplier diversity $31 $20 $138 $176 $137 $286 2024 Michigan spend (millions) 20

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay Employees with disabilities group Latino and Hispanic group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern American group Military veterans group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred 21

9 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 11 1 92% independent 5 7 42% gender or ethnically diverse <4 22 Composition of DTE Board of Directors 67 years average age 60 - 64 65 - 69 70 - 74<60

Reconciliation of reported to operating earnings (non-GAAP) 23 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.